EXHIBIT 24.2


                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of John R. Klopp and Edward L. Shugrue III, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the filing by Capital Trust, Inc., a Maryland corporation (the "Registration Statement"), Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Registrant or on behalf of the undersigned as a director of the Registrant, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

      SIGNATURE                                              DATE

      /s/ Thomas E. Dobrowski                              February 8,1999
      -----------------------
      Thomas E. Dobrowski


801727.1

                                POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of John R. Klopp and Edward L. Shugrue III, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the filing by Capital Trust, Inc., a Maryland corporation (the "Registration Statement"), Registration Statement on Form S-8 under the Securities Act of 1933, as amended, including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the Registrant or on behalf of the undersigned as a director of the Registrant, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE                                                   DATE

     /s/ Steven Roth                                             February 8,1999
     ---------------
     Steven Roth


801727.1